SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

DATE OF REPORT - November 4, 2004

(Date of Earliest Event Reported)

COLUMBIA LABORATORIES, INC.
(Exact name of registrant as specified in its charter)

Commission File No. 1-10352

Delaware	59-2758596
(State of Incorporation)	(I.R.S. Employer Identification No.)

354 Eisenhower Parkway Livingston, New Jersey	07039
(Address of principal executive offices)	Zip Code

Registrant’s telephone number, including area code: (973) 994-3999

ITEM 2.02     Results of Operations and Financial Condition.

On November 4, 2004, Columbia Laboratories, Inc., issued a press release announcing its financial results for the quarter ended September 30, 2004. A copy of this release is attached hereto as Exhibit 99.1.

ITEM 9.01     Exhibits

(c) Exhibits: The information in Exhibit 99.1 is being furnished pursuant to Item 2.02.

Exhibit Number	Description

99.1	Press Release dated November 4, 2004, entitled “Columbia Laboratories Reports Third Quarter 2004 Financial Results”.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLUMBIA LABORATORIES, INC.

Date: November 4, 2004	By:	/s/ David L. Weinberg
David L. Weinberg
Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Exhibit Description

99.1	Press Release dated November 4, 2004, entitled “Columbia Laboratories Reports Third Quarter 2004 Financial Results”.